UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)    March 30, 2012

Birner Dental Management Services, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Colorado

(State or Other Jurisdiction of Incorporation)

0-23367	84-1307044
(Commission File Number)	(IRS Employer Identification No.)

1777 S. Harrison Street, Suite 1400, Denver, CO 80210

(Address of Principal Executive Offices)	(Zip Code)

(303) 691-0680

 (Registrant's Telephone Number, Including Area Code)

 (Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

❑	Written communications pursuant to Rule 425 under the Securities Act (17 DFR 230.425)

❑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition..

On March 30, 2012, Birner Dental Management Services, Inc. issued the attached press release reporting its financial results for the quarter and year ended December 31, 2011. The press release is attached as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description
99.1	Press Release of Birner Dental Management Services, Inc. dated March 30, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BIRNER DENTAL MANAGEMENT SERVICES, INC.
a Colorado corporation

Date: March 30, 2012	By:	/s/ Dennis N. Genty
	Name:	Dennis N. Genty
	Title:	Chief Financial Officer, Secretary, and Treasurer (Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Birner Dental Management Services, Inc. dated March 30, 2012.